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                                                                   EXHIBIT 10.13

June 2, 1998

AltiGen Communications, Inc.
45635 Northport Loop East
Fremont, California 94538

Subject: SERVICES AGREEMENT BETWEEN SUMITRONICS, INC. AND ALTIGEN
         --------------------------------------------------------
         COMMUNICATIONS, INC.
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This is to confirm a mutual agreement, made between Sumitronics, Inc, 2900
Patrick Henry Drive, Santa Clara, California 95054 ("STX") and AltiGen Communications, Inc., 45635 Northport Loop East, Fremont, California 94538 ("AltiGen"), with regard to services to be rendered by STX (such services are specified in Paragraph 1.), and remuneration (specified in Paragraph 2.), therefore to be paid by AltiGen. The basis of this agreement is the introduction of Nitsuko Corporation, 2-6-1 Kitamikata, Takatsu-ku, Kawasaki, 213 Japan ("Nitsuko") by STX, to AltiGen.

1. Description of Services ("Services")
---------------------------------------

STX, hereby agrees that it shall dutifully, faithfully, diligently and to the best of its ability, render the following strategic business development services:

a. To coordinate, facilitate and establish a Memorandum of Understanding ("MOU") between Nitsuko and AltiGen.

b. In followance to the establishment of finalized MOU, to coordinate, facilitate and establish Joint Development and Original Equipment Manufacturer ("OEM") Agreements ("Agreements") between Nitsuko and AltiGen.

c. To render such other services relating to the MOU and Agreements, as may be agreed upon by and between AltiGen and STX.

2. Remuneration
---------------

AltiGen shall pay STX for the Services described in Paragraph 1., and in acknowledgement of STX's introduction to Nitsuko, as follows:

      US$57,000
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      To be paid in full upon the signing of the Joint Development
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      Agreement and receipt of initial 50% development payment
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      From Nitsuko to AltiGen.
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SERVICES AGREEMENT BETWEEN STX AND ALTIGEN: Page Two


AGREED AND ACCEPTED BY:
-----------------------

FOR: AltiGen Communications, Inc.     FOR: Sumitronics, Inc.



By: /s/ Gilbert Hu                    By: /s/ Takehiko Kimoto
   -----------------------------         ----------------------------------
    Gilbert Hu, President & CEO           Takehiko Kimoto, President & CEO

Date:     6/2/98                      Date:     6/2/98
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                                                                   Exhibit 10.13
                                                                           -----

                 Subject: Commission Agreement between AltiGen
                   Communications, Inc. and Sumitronics Inc.

This is to confirm a mutual agreement, made between AltiGen Communications, Inc., 47427 Fremont Blvd., Fremont, California ("AltiGen") and Sumitronics Inc., 2900 Patrick Henry Drive, Santa Clara, California ("STX"), with regard to a commission to be paid by AltiGen to STX based on products ordered and shipped by STX on behalf of Nitsuko Corporation for the Primary Territory of Japan.

Commission will be paid for STX's assistance with the formation of the MOU, Joint Development Agreement and OEM Agreement (outlined in the Services Agreement) between AltiGen and Nitsuko, and for work related to the coordination of product shipments from STX to Japan.

1. Commission Rate
   a. Triton Board 3%
   b. Quantum Board 5%
   c. ISDN BRI Board (T/U) 5%
   d. Commission on any enhancements or upgrades of the aforementioned boards will remain at the respective set rate above.
   e. Commission for any additional or new products will be subject to a 5% commission.

2. The above commission rates will go into effect when the OEM product is officially accepted by Nitsuko, and will apply until the total mount paid by AltiGen to STX reaches US$250,000; this amount will include the US$57,000 commission already paid by AltiGen to STX under the Services Agreement.

3. AltiGen will consider the continuance of a commission to STX after the US$250,000 cap has been reached. This topic will be re-addressed when total commissions paid to STX by AltiGen reaches US$200,000.



Agreed and Accepted By:

For AltiGen Communications, Inc.        For Sumitronics, Inc.

By: /s/ Gilbert Hu                      By: /s/ Yasuyuki Abe
   ----------------------                  ----------------------
    Gilbert Hu                              Yasuyuki Abe
    President & CEO                         President & CEO

Date:     3.18.99                       Date:   3-30-99
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